-------------------------------------------------------
LIBERTY ALL-STAR GROWTH & INCOME FUND Semiannual Report
-------------------------------------------------------

June 30, 2000

President's Message

Dear Shareholder:

Liberty Funds is a diverse family of mutual funds representing a wide selection of investment styles and specialized money management. At Liberty Funds, our goal is to help you reach for financial freedom -- however you define it.

Liberty All-Star Growth & Income Fund is managed by Liberty Asset Management Company (LAMCO). LAMCO uses a disciplined strategy with specific selection criteria to bring an institutional money management approach to the individual investor.

LAMCO has built their business around selecting and monitoring some of the most respected investment managers in the industry. They choose their managers by following a disciplined approach that seeks to produce consistent returns over time.

They apply qualitative and quantitative analysis when selecting managers for Liberty All-Star Growth & Income Fund. They meet the managers face-to-face. They compare track records. They look at those who focus on a particular style. They make sure they're a fit with their other managers. And once they're on board, they keep a close eye on their performance.

The following report will provide you with more information on the Fund's performance during the period. For more information about the Fund, contact your financial advisor or visit us on the Internet at www.libertyfunds.com. As always, we thank you for investing in Liberty All-Star Growth & Income Fund.

Sincerely,

/s/ Stephen E. Gibson

Stephen E. Gibson
President
August 10, 2000


---------------------------
Not FDIC  May Lose Value
          -----------------
Insured   No Bank Guarantee
---------------------------


Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.

--------------------------------------------------------------------------------
Portfolio Managers' Report
--------------------------------------------------------------------------------

U.S. EQUITY MARKETS EXPERIENCE DRAMATIC VOLATILITY

U.S. equity markets experienced wide swings in performance as investors shifted their focus from technology companies with high valuations to companies with more reasonable valuations and demonstrated earnings. As a result, portfolio managers focusing on the value style of investment management outperformed growth portfolio managers during the months of March, April and May.

Growth stocks experienced a broad correction beginning in March 2000 with the technology-heavy NASDAQ Composite Index declining over 30% from March 1 to May
31. Aggressive growth portfolio managers focusing on smaller technology and Internet companies experienced even larger declines.

The net asset value of Liberty All-Star Growth & Income Fund's Class A shares increased from $11.15 on December 31, 1999 to $11.66 on June 30, 2000. The Fund's Class A shares had a total return of 4.57% during this period without a sales charge. The Fund outperformed the Standard and Poor's 500 (S&P 500) Index, a broad-based benchmark of stock market performance, which returned -0.46% during the six-month period. The Fund's allocation to three portfolio managers who practice the value style of investment management helped performance during the March to May time period.

In addition, TCW Investment Management Company, our newest portfolio manager, has performed exceptionally well. Glen E. Bickerstaff, managing director, U.S. Equities at TCW, serves as a portfolio manager to the Fund. Mr. Bickerstaff and his investment team practice a growth equity investment style which they apply to their portion of the Fund's assets. Please refer to the manager interview on page 3 for a more detailed description of TCW and Mr. Bickerstaff 's investment philosophy.

Since 1986, LAMCO has followed a disciplined investment strategy to bring institutional money managers to the individual investor. We have built our business around selecting and monitoring some of the most respected investment managers in the industry and we remain committed to providing investors with access to a level of professional money management once reserved for only the largest institutional investors.


/s/ William R. Parmentier                            /s/ Christopher S. Carabell

William R. Parmentier and Christopher S. Carabell are responsible for the management of the Portfolio. Mr. Parmentier is the president and chief investment officer of LAMCO. Mr. Carabell is a senior vice president of LAMCO.

An investment in the Fund offers significant long-term growth potential, but also involves certain risks. The Fund may be affected by stock market fluctuations that occur in response to economic and business developments.


CURRENT MANAGEMENT TEAM AND THEIR INVESTMENT STYLES

WESTWOOD MANAGEMENT CORPORATION 20%

GROWTH Invest in companies selling at reasonable valuations based on the firm's earnings projections, which are not yet reflected in consensus estimates.
--------------------------------------------------------------------------------
TCW INVESTMENT MANAGEMENT COMPANY 20%

GROWTH Invest in companies that have superior sales growth, leading market share, and high profit margins.
--------------------------------------------------------------------------------
BOSTON PARTNERS ASSET MANAGEMENT, L.P. 20%

Value Invest in companies with low price-to-earnings and price-to-book ratios where a catalyst for positive change has been identified.
--------------------------------------------------------------------------------
J.P. MORGAN INVESTMENT INC. 20%

Value Invest in companies diversified across all sectors that are undervalued relative to their projected growth rates.
--------------------------------------------------------------------------------
OPCAP ADVISORS 20%

(an Oppenheimer Capital subsidiary)
Value Invest in companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital.
--------------------------------------------------------------------------------

                                  [PIE CHART]

The allocations among the portfolio managers may change over time due to market action and other factors.

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE AS OF 6/30/00

Class A                  $11.66
-------------------------------
Class B                  $11.55
-------------------------------
Class C                  $11.55
-------------------------------
Class Z                  $11.70
-------------------------------

TOP TEN HOLDINGS AS OF 6/30/00

Intel Corp                              2.65%
---------------------------------------------
Computer Associates Int'l Inc.          2.13%
---------------------------------------------
Citigroup Inc                           1.86%
---------------------------------------------
Cisco System Inc                        1.71%
---------------------------------------------
Pharmacia Corporation                   1.65%
---------------------------------------------
Dell Computer Corporation               1.60%
---------------------------------------------
Siebel Systems Inc.                     1.58%
---------------------------------------------
SBC Communications Inc                  1.57%
---------------------------------------------
Avon Products Inc                       1.49%
---------------------------------------------
Freddie Mac                             1.34%

Holdings are calculated as a percentage of net assets. Because the Fund is actively managed, there can be no guarantee the Fund will maintain these holdings in the future.

TOP FIVE SECTOR BREAKDOWNS 6/30/00

Technology               22.6%
Financial                20.5%
Consumer Staples         12.1%
Health Care               9.1%
Capital Goods             8.1%

Sector breakdowns are calculated as a percentage of net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain the same sector breakdowns in the future.

Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) as published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon the Advisors' defined criteria as used in the investment process.


PERFORMANCE INFORMATION -- AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/00

Share Class                               A                             B                               C                     Z
Inception Date                         3/1/99                        3/1/99                          3/1/99                3/1/99
-----------------------------------------------------------------------------------------------------------------------------------
                                w/o sales  with sales         w/o sales  with sales         w/o sales     with sales      w/o sales
                                 charge      charge            charge      charge            charge         charge         charge

6 Months (cumulative)              4.57       -1.44              4.15       -0.85              4.24           3.24           4.74
1 Year                             4.39       -1.62              3.59       -1.41              3.59           2.59           4.65
Life                              12.23        7.34             11.43        8.52             11.43          11.43          12.51


Past performance cannot predict future results. Returns and value of an investment will vary resulting in a gain or a loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for Class A shares, the appropriate Class B contingent deferred sales charge for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year - 4%, fourth year
- 3%, fifth year - 2%, sixth year - 1%, thereafter - 0% and the Class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

--------------------------------------------------------------------------------
Manager Interview
--------------------------------------------------------------------------------

[PHOTO OF GLEN E. BICKERSTAFF
TCW Investment Management Company]

MANAGER INTERVIEW

THE TCW FORMULA FOR SUCCESS: PAY A REASONABLE PRICE FOR GREAT COMPANIES BENEFITING FROM SECULAR TRENDS AND HOLD THEM FOR THE LONG TERM

LAMCO: Welcome. Perhaps, we could start with some insights into the firm.

BICKERSTAFF: TCW was established in 1971 and we continue today as a privately held firm that focuses solely on investment management. The shares of ownership are held primarily by employees and some outside members of the Board of Directors.

As of December 31, 1999, we had in excess of $70 billion under management for more than 1,200 clients. The assets we manage are about one-half fixed income. We have had in excess of 600 employees, and we're headquartered in Los Angeles. We also have offices in New York, Houston, San Francisco, Hong Kong and London.

With our focus on the investment management business and our private ownership, we have had the ability to attract and retain some of the best people in the business and to create a true entrepreneurial spirit.

LAMCO: Tell us about the investment style, objectives, philosophy and strategy that you bring to the All-Star portfolio.

BICKERSTAFF: Our concentrated portfolio for Liberty All-Star Growth & Income Fund is based on our philosophy that superior performance over time can be achieved by participating in the long-term success of selected extraordinary businesses purchased at attractive valuations. Our style is focused on owning high quality companies that have had true business advantages, and strong and enduring business models. We also require our companies to benefit from long-term, secular trends. We're looking for companies that can truly dominate their industries, but we also want them to be able to capitalize on major secular trends in the economy.

LAMCO: You also want to stay invested in those companies for a fairly long period of time?

BICKERSTAFF: Absolutely. While our valuations are based on a two-year forecast, we're affording growing companies the valuation they deserve for their ability to achieve sustainable, consistent growth. In fact, the ideal investment is the one that we never have to sell.

TCW is a growth manager, seeking to invest in companies that have superior sales growth, leading and/or rising market shares, and/or rising profit margins. Its concentrated growth equity strategy seeks to invest in leading companies with distinct advantages in their business model and an inherent edge over competitors. Research plays a critical role in the selection process, and the investment horizon is long term. TCW is the newest of the Fund's five portfolio management firms, having joined the team in November 1999. Glen E. Bickerstaff, Managing Director, U.S. Equities, shared his thoughts recently with the Fund Manager, LAMCO.


--------------------------------------------------------------------------------
The views expressed in this interview represent the portfolio manager's views at the time of the discussion (April 2000) and are subject to change.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Manager Interview (continued)
--------------------------------------------------------------------------------

LAMCO: How do you find those companies?

BICKERSTAFF: The first step in our investment process is to identify long-term secular changes. We think about changes in industry dynamics or technology that create significant opportunities for certain types of companies.

We try to get our arms around how big the change can be, how long will it last, who will benefit and who will become a victim. Then we begin to focus on individual players within the industry to determine which of them will have superior business models and advantages that are both sustainable and scalable. We want companies that will not only grow, but improve their cash flow and profitability at the same time.

The inputs to this process can come from company management visits, our in-house research department or from others at TCW or Wall Street. We analyze these trends and individual companies ourselves, and then make judgements as to which companies to include in the portfolio.

LAMCO: Give us a couple of examples of long-term secular change, please.

BICKERSTAFF: One very long-lived secular change is based on demographics, and that is the graying of America and the opportunity it creates for financial services companies to provide investment services for the generation that's concerned about retirement. So, we own some "asset gatherers" -- lower-cost brokerage service providers, for instance. Another demographically-based trend is the demand for pharmaceutical and biotechnological healthcare products for an aging population.

Another very broad trend is technology, more specifically the proliferation of technologies supporting the notion that as products become more functional, lightweight and powerful, we as business and individual consumers will demand more and more of them. The potential growth rate for companies that produce products that offer very quick productivity payback is very compelling. We believe that while the proliferation of technology has been a strong secular trend in recent years, it will continue to accelerate owing to new Internet solutions and services.

LAMCO: In what sense are you using the term "scalable?"

BICKERSTAFF: We want companies whose opportunity will get better as they get bigger -- in other words, we want companies to be able to leverage their strengths. In the case of software, the source code is scalable. In health care, it's research and development. In the case of retail or distribution companies, scale is achieved through warehousing and supply chain economies. We also very much want managements that have proven their ability to continuously create business advantage. We want companies that don't rest on their laurels, but continually reinvest to make themselves more productive and innovative.

--------------------------------------------------------------------------------
Manager Interview (continued)
--------------------------------------------------------------------------------

LAMCO: How about your sell disciplines?

BICKERSTAFF: Our sell disciplines are based on the fundamentals of the company relative to price as opposed to absolute price alone. The first discipline is to sell or reduce a position at a point where the stock's price reflects the most optimistic outlook. As a means of risk control, we will also sell or scale back when a stock becomes too large a position in the portfolio.

The second sell discipline is to sell a stock, even though there's still a compelling case for owning it, if we find better opportunity in the market place. At all times, we want our concentrated portfolio to contain the very best companies we can own.

The third sell discipline is a situation in which companies' operational expectations fail to materialize. This, for instance, could be a company that is not meeting cash flow projections, or experiencing a slowdown in revenue growth.

LAMCO: Do you look at companies within a certain capitalization range?

BICKERSTAFF: Yes, we typically look at companies that have a market capitalization of $3 billion or greater. We're generally large-cap investors, but we allow ourselves to identify attractive companies that have the potential to become significantly larger.

LAMCO: How about overall portfolio construction such as the portion of the All-Star portfolio that TCW manages?

BICKERSTAFF: I believe we're adequately diversified, but at the same time we're concentrated. Our portfolios typically have 30 holdings, and we think that a 30-stock portfolio provides very good diversification, while enabling us to capture the positive effects of the good companies we identify in the investment process.

In terms of portfolio construction, we weight the holdings such that those ideas that we believe have the greatest ability to capitalize on secular trends or have extraordinary growth prospects will be overweighted. Thus, some positions might be five to six percent of the portfolio, others might be as small as two percent.

Our portfolio characteristics versus the S&P 500 are actually fairly close in terms of weighted average market capitalization.

Currently, we're a bit north of $100 billion. The S&P 500 is well north of $100 billion. But the revenue and earnings growth rates of our companies are well in excess of those in the S&P 500. In addition, our companies tend to be much more profitable than the S&P 500 as a whole and they typically have less debt. Our companies trade at a premium multiple in both earnings and book value versus the market. However, we feel that our companies' consistency of growth warrants the higher valuation. Further, the prices we're paying for the growth we're getting makes our portfolio much more compelling than the broad market.

--------------------------------------------------------------------------------
Manager Interview (continued)
--------------------------------------------------------------------------------

LAMCO: To sum up, what you just said is the most differentiating thing about TCW and what you do for the All-Star Portfolio?

BICKERSTAFF: We feel that TCW is distinguished for fostering an environment that allows for an entrepreneurial approach to investment management. We have appropriate risk controls, but also enjoy autonomy. The firm is very, very supportive in terms of resources for research and trading, legal and compliance, and state-of-the-art information systems. The investment professionals here have all of the tools and support they need, yet they're able to act with the freedom of a smaller investment boutique. So, I think TCW is distinguished in that it has created an environment that is the best of both worlds. In terms of what we do for the All-Star Portfolio, I think what's distinctive about our concentrated growth strategy is that the investment process is designed to capture advantage in every possible way. That includes conviction-weighting the holdings, being concentrated and not over-diversified, capturing the benefit of leading companies that have a wind at their back, a valuation methodology that prevents us from paying too much, and a heavy orientation toward avoiding negative outcomes by researching our holdings and candidates for purchase very, very intensely. We are very focused on our investment approach and the principles of investing are consistently applied.

LAMCO: Borrowing from the term "new economy," do you think we have a new stock market, paradigm today, as some investors suggest?

BICKERSTAFF: We note, with interest, the divergence and recent convergence between so-called "new economy" stocks and "old economy" stocks, or what is depicted by the NASDAQ Composite and the Dow Jones Industrial Average. We also note that the extraordinary gap between those two indices narrowed in the latter part of March then crossed over in the month of April. Our response has been to structure the portfolio to benefit from companies that are providing the infrastructure for technological development in the Internet-based economy. We've also structured it such that we participate in the companies that utilize the Internet to reduce their cost structure and improve profitability. We have largely avoided the direct Internet companies that we feel do not yet have proven business models, but we are watching several of them with keen interest to see how they progress. In sum, rather than focus on the "new economy" or the "old economy," we'd rather orient ourselves toward the "real economy" -- that is, companies that are creating real wealth for shareholders.

LAMCO: Thank you very much for giving us a good look at TCW and your position in the All-Star portfolio, and for sharing insights into today's market environment. Once again, welcome to the All-Star team.

-----------------------------
Schedule of Investments
-----------------------------
June 30, 2000 (Unaudited)

COMMON STOCKS (95.5%)                                SHARES         MARKET VALUE
--------------------------------------------------------------------------------

AEROSPACE & DEFENSE (0.6%)
Boeing Co.                                            3,793          $  158,595
                                                                     ----------

AUTOS, TIRES & ACCESSORIES (0.3%)
Ford Motor Co.                                          400              25,800
Lear Corp. (a)                                        2,800              56,000
                                                                     ----------
                                                                         81,800
                                                                     ----------

BANKS (3.8%)
ABN AMRO Holdings NV (b)                              3,286              80,712
Astoria Financial Corp.                                 600              15,450
Banc One Corp.                                        4,100             108,906
Bank of America Corp.                                   500              21,500
Chase Manhattan Corp.                                 3,250             149,703
First Union Corp.                                     2,800              69,475
FleetBoston Financial Corp.                           4,000             136,000
KeyCorp                                               1,200              21,150
PNC Bank Corp.                                        3,350             157,031
Washington Mutual, Inc.                               2,000              57,750
Wells Fargo & Co.                                     4,193             162,479
Zions Bancorporation                                  1,300              59,658
                                                                     ----------
                                                                      1,039,814
                                                                     ----------

BROADCASTING & CABLE (2.2%)
AMFM, Inc. (a)                                        3,500             241,500
AT&T Corp.-Liberty Media Group (a)                    3,600              87,300
Cablevision Systems Corp. Class A (a)                 1,200              81,450
Comcast Corp. Special Class A                           600              24,300
Cox Communications, Inc. (a)                          2,150              97,959
The News Corp. Ltd. (b)                               1,400              76,300
                                                                     ----------
                                                                        608,809
                                                                     ----------

BUSINESS & CONSUMER SERVICES (1.7%)
America Online, Inc. (a)                              1,200              63,300
Cendant Corp. (a)                                     2,100              29,400
Paychex, Inc.                                         6,150             258,300
Sabre Group Holdings, Corp.                           4,230             120,555
                                                                     ----------
                                                                        471,555
                                                                     ----------

CHEMICALS (0.7%)
E.I. du Pont de Nemours & Co.                         2,900             126,875
Rohm & Haas Co.                                       2,300              65,550
                                                                     ----------
                                                                        192,425
                                                                     ----------

COMMUNICATIONS EQUIPMENT (3.4%)
Cisco Systems, Inc. (a)                               7,400          $  470,362
Lucent Technologies, Inc.                             2,800             165,900
Nokia Corp. (b)                                       4,500             224,719
Nortel Networks Corp.                                   700              47,775
Tellabs, Inc. (a)                                       400              27,375
                                                                     ----------
                                                                        936,131
                                                                     ----------

COMPUTER & BUSINESS EQUIPMENT (4.8%)
Compaq Computer Corp.                                 7,000             178,937
Dell Computer Corp. (a)                               8,900             438,881
EMC Corp. (a)                                         1,000              76,938
Hewlett-Packard Co.                                   1,600             199,800
International Business Machines Corp.                 1,720             188,447
Seagate Technology, Inc. (a)                            600              33,000
Sun Microsystems, Inc. (a)                            1,600             145,500
3Com Corp. (a)                                        1,100              63,388
                                                                     ----------
                                                                      1,324,891
                                                                     ----------

COMPUTER SERVICES & SOFTWARE (6.0%)
Citrix Systems, Inc. (a)                                500               9,469
Computer Associates International, Inc.              11,423             584,715
Electronic Data Systems Corp.                           900              37,125
Intuit, Inc. (a)                                      1,700              70,338
Microsoft Corp. (a)                                   4,250             340,000
Oracle Corp. (a)                                        600              50,437
Parametric Technology Co. (a)                         6,400              70,400
Siebel Systems, Inc. (a)                              2,650             433,441
Synopsys, Inc. (a)                                    1,900              65,669
                                                                     ----------
                                                                      1,661,594
                                                                     ----------

CONSUMER PRODUCTS (3.7%)
Avon Products, Inc.                                   9,184             408,688
Clorox Co.                                              500              22,406
Gillette Co.                                          4,350             151,978
Kimberly-Clark Corp.                                  3,400             195,075
Philip Morris Companies, Inc.                         2,800              74,375
Procter & Gamble Co.                                  1,850             105,912
UST, Inc.                                             4,200              61,688
                                                                     ----------
                                                                      1,020,122
                                                                     ----------

DIVERSIFIED (3.3%)
Cooper Industries, Inc.                                 700              22,794
General Electric Co.                                  2,700             143,100
Honeywell International, Inc.                           900              30,319
Minnesota Mining & Manufacturing Co.                  4,142             341,715
Textron, Inc.                                         2,600             141,213
The Seagram Co. Ltd.                                  1,000              58,000
Tyco International Ltd.                               3,600             170,550
                                                                     ----------
                                                                        907,691
                                                                     ----------


See notes to investment portfolio.

------------------------------------
Schedule of Investments (continued)
------------------------------------
June 30, 2000 (Unaudited)


COMMON STOCKS (CONTINUED)                              SHARES         MARKET VALUE
----------------------------------------------------------------------------------

DRUGS & HEALTH CARE (9.0%)
ALZA Corp. (a)                                          1,500          $   88,688
American Home Products Corp.                              600              35,250
Amgen, Inc.                                             3,250             228,313
Aventis S.A. (b)                                          800              58,050
Baxter International, Inc.                              4,400             309,375
Biogen, Inc. (a)                                        3,050             196,725
Bristol-Myers Squibb Co.                                3,200             186,400
Eli Lilly & Co.                                         1,000              99,875
Genentech, Inc. (a)                                       800             137,600
Medtronic, Inc.                                         2,400             119,550
PE Corp-PE Biosystems Group                               300              19,762
Pfizer, Inc.                                            7,025             337,200
Pharmacia Corp.                                         8,796             454,643
Schering-Plough Corp.                                   1,100              55,550
Wellpoint Health Networks, Inc. (a)                     2,100             152,119
                                                                       ----------
                                                                        2,479,100
                                                                       ----------

ELECTRIC & GAS UTILITIES (1.9%)
Allegheny Energy, Inc.                                  1,200              21,600
Columbia Energy Group                                     700              45,938
DTE Energy Co.                                            800              24,450
Florida Progress Corp.                                  2,000              93,750
Peco Energy Co.                                         4,100             165,281
P G & E Corp.                                             900              22,162
Reliant Energy, Inc.                                    5,400             159,637
                                                                       ----------
                                                                          532,818
                                                                       ----------

ELECTRONICS & ELECTRICAL EQUIPMENT (6.7%)
Agilent Technologies, Inc. (a)                          1,200              88,500
Applied Materials, Inc. (a)                             2,900             262,813
Emerson Electric Co.                                    3,306             199,600
Intel Corp.                                             5,450             728,597
JDS Uniphase Corp. (a)                                  1,050             125,868
Maxim Integrated Products, Inc. (a)                     4,550             309,115
Motorola, Inc.                                          1,560              45,337
Sensormatic Electronics Corp. (a)                       1,600              25,300
Texas Instruments, Inc.                                   900              61,819
                                                                       ----------
                                                                        1,846,949
                                                                       ----------

FINANCIAL SERVICES (8.2%)
AXA Financial, Inc.                                     4,300             146,200
Capital One Financial Corp.                             1,000              44,625
The Charles Schwab Corp.                                7,950             267,319
The CIT Group, Inc.                                     2,000              32,500
Citigroup, Inc.                                         8,490             511,522
Countrywide Credit Industries, Inc.                    10,593             321,100
Fannie Mae                                                400              20,875
Freddie Mac                                             9,096             368,388
MetLife, Inc. (a)                                       1,700              35,806
The Goldman Sachs Group, Inc.                             500              47,438
Morgan Stanley Dean Witter & Co.                        1,900             158,175
Providian Financial Corp.                               2,650             238,500
U.S. Bancorp                                            3,000              57,750
                                                                       ----------
                                                                        2,250,198
                                                                       ----------

FOOD, BEVERAGE & RESTAURANTS (2.9%)
Anheuser-Busch Companies, Inc.                          2,100             156,843
Bestfoods                                                 600              41,550
The Coca Cola Co.                                         700              40,206
Diageo PLC (b)                                          5,193             184,676
Heinz (H.J.) Co.                                        1,700              74,375
McDonald's Corp.                                        5,112             168,377
Sara Lee Corp.                                          6,300             121,669
                                                                       ----------
                                                                          787,696
                                                                       ----------

HOTELS & ENTERTAINMENT/LEISURE (2.1%)
Carnival Corp.                                          4,200              81,900
Pixar, Inc. (a)                                         2,200              77,550
Starwood Hotels & Resorts
  Worldwide, Inc.                                       2,600              84,013
Time Warner, Inc.                                       2,600             197,600
The Walt Disney Co.                                     3,600             139,725
                                                                       ----------
                                                                          580,788
                                                                       ----------

INDUSTRIAL EQUIPMENT (3.2%)
Caterpillar, Inc.                                       3,755             127,200
Deere & Co.                                             9,500             351,500
Dover Corp.                                             3,793             153,854
Illinois Tool Works, Inc.                               2,800             159,600
Ingersoll-Rand Co.                                      2,525             101,631
                                                                       ----------
                                                                          893,785
                                                                       ----------

INSURANCE (6.1%)
ACE Ltd.                                               10,950             306,600
AFLAC, Inc.                                             4,271             196,199
Allmerica Financial Corp.                               3,375             176,766
Ambac Financial Group, Inc.                             1,300              71,256
American International Group, Inc.                      1,100             129,250
CIGNA Corp.                                             2,275             212,713
The Progressive Corp.                                   4,900             362,600
XL Capital Ltd.                                         4,090             221,371
                                                                       ----------
                                                                        1,676,755
                                                                       ----------

METALS & MINING (1.4%)
Alcan Aluminum Ltd.                                     5,000             155,000
Alcoa, Inc.                                             7,560             219,240
                                                                       ----------
                                                                          374,240
                                                                       ----------


See notes to investment portfolio.

------------------------------------
Schedule of Investments (continued)
------------------------------------
June 30, 2000 (Unaudited)


COMMON STOCKS (continued)                          SHARES         MARKET VALUE
----------------------------------------------------------------------------------

OIL & GAS (8.0%)
Apache Corp.                                        2,800          $  164,675
Baker Hughes, Inc.                                    800              25,600
Burlington Resources, Inc.                          7,800             298,350
Conoco, Inc., Class A                               6,450             141,900
Conoco, Inc., Class B                               5,800             142,463
Devon Energy Corp.                                  2,708             152,156
Dynegy Inc.                                           400              27,325
El Paso Energy Corp.                                6,200             315,813
Exxon Mobil Corp.                                   4,016             315,256
Global Marine, Inc. (a)                             1,100              31,006
Halliburton Co.                                     2,975             140,382
Occidental Petroleum Corp.                          7,700             162,181
Royal Dutch Petroleum Co.                           1,000              61,563
Tosco Corp.                                           800              22,650
USX-Marathon Group                                  4,800             120,300
The Williams Companies, Inc.                        1,900              79,206
                                                                   ----------
                                                                    2,200,826
                                                                   ----------

PAPER (0.2%)
Temple-Inland, Inc.                                 1,000              42,000
                                                                   ----------

POLLUTION CONTROL (0.1%)
Waste Management, Inc.                              1,200              22,800
                                                                   ----------

REAL ESTATE (1.0%)
Kimco Realty Corp.                                  1,700              69,700
TrizecHahn Corp.                                    8,400             150,150
Vornado Realty Trust                                1,500              52,125
                                                                   ----------
                                                                      271,975
                                                                   ----------

RETAIL TRADE (5.2%)
Circuit City Stores, Inc.                             600              19,912
Costco Wholesale Corp. (a)                          2,750              90,750
Federated Department Stores, Inc. (a)               4,500             151,875
Harcourt General, Inc.                              4,725             256,922
The Home Depot, Inc.                                4,600             229,712
The Limited, Inc.                                   6,000             129,750
May Department Stores Co.                           5,214             125,136
Safeway, Inc. (a)                                   2,400             108,300
Target Corp.                                          600              34,800
Tiffany & Co.                                       1,300              87,750
The TJX Companies, Inc.                             1,400              26,250
Wal-Mart Stores, Inc.                               3,150             181,519
                                                                   ----------
                                                                    1,442,676
                                                                   ----------

TELECOMMUNICATIONS (4.9%)
Allegiance Telecom, Inc. (a)                          250          $   16,000
AT&T Corp.                                          3,100              98,038
Bell Atlantic Corp.                                 2,400             121,950
Global Crossing Ltd. (a)                            1,000              26,313
GTE Corp.                                           2,950             183,638
Level 3 Communications, Inc. (a)                      250              22,000
Qwest Communications
  International, Inc. (a)                             500              24,844
SBC Communications, Inc.                            9,959             430,727
Sprint Corp. (FON Group)                            3,253             165,903
Sprint Corp. (PCS Group) (a)                          500              29,750
WorldCom, Inc. (a)                                  5,200             238,550
                                                                   ----------
                                                                    1,357,713
                                                                   ----------

TRANSPORTATION (4.1%)
AMR Corp. (a)                                       4,000             105,750
Burlington Northern Santa Fe Corp.                  6,647             152,465
CSX Corp.                                           2,500              52,969
Delta Air Lines, Inc.                               3,000             151,687
Kansas City Southern Industries, Inc.               3,750             332,578
Southwest Airlines Co.                              8,650             163,809
Union Pacific Corp.                                 1,400              52,063
United Parcel Service, Inc. Class B                 2,300             135,700
                                                                   ----------
                                                                    1,147,021
                                                                   ----------

TOTAL COMMON STOCKS
(Cost $23,966,981)                                                 26,310,767
                                                                   ----------

PREFERRED STOCK (0.8%)
BROADCASTING & CABLE
The News Corp. Ltd. (b)                             4,848             216,030
(Cost $137,354)                                                    ----------

TOTAL INVESTMENTS (96.3%)
(Cost $24,104,335) (c)                                             26,526,797
                                                                   ==========


See notes to investment portfolio.

------------------------------------
Schedule of Investments (continued)
------------------------------------
June 30, 2000 (Unaudited)


                                                       PAR              MARKET VALUE
------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT (3.5%)
REPURCHASE AGREEMENT (3.5%)
SBC Warburg Ltd., Repurchase Agreement
dated 6/30/00, 6.60% to be repurchased
at $972,535 on 7/03/00, collateralized by
U.S. Treasury notes with various
maturities to 2026, with a current
market value of $992,402                           $   972,000          $   972,000
                                                                        -----------

OTHER ASSETS & LIABILITIES, NET (0.2%)                                       38,012
                                                                        -----------
NET ASSETS (100.0%)                                                     $27,536,809
                                                                        ===========


NOTES TO SCHEDULE OF INVESTMENTS:
(a) Non-income producing security.
(b) Represents an American Depositary Receipt.
(c) Cost for federal income tax purposes is the same.

     Gross unrealized appreciation and depreciation of
       investments at June 30, 2000 is as follows:
     Gross unrealized appreciation                                      $ 4,233,728
     Gross unrealized depreciation                                       (1,811,266)
                                                                        -----------
     Net unrealized appreciation                                        $ 2,422,462
                                                                        ===========


See notes to financial statements.

-------------------------------------
Statement of Assets and Liabilities
-------------------------------------


ASSETS
Investments at value (cost $24,104,335)                                            $ 26,526,797
Short-term obligations                                                                  972,000
                                                                                   ------------
                                                                                   $ 27,498,797
                                                                                   ------------
Cash                                                     $     17,844
Receivable for:
  Investments sold                                            279,611
  Fund shares sold                                             51,664
  Dividends                                                    28,111
  Interest                                                        178
Expense reimbursement due from Advisor                         89,368                   466,776
                                                         ------------              ------------
  Total Assets                                                                     $ 27,965,573

LIABILITIES
Payable for:
  Investments purchased                                       367,661
  Fund shares repurchased                                       9,287
Accrued:
  Management fee                                               13,591
  Administration fee                                            5,225
  Service fee                                                   1,164
  Distribution fee -- Class B                                   1,818
  Distribution fee -- Class C                                     536
  Bookkeeping fee                                               3,000
  Transfer agent fee                                            2,003
Other                                                          24,479
                                                         ------------
  Total Liabilities                                                                     428,764
                                                                                   ------------

NET ASSETS                                                                         $ 27,536,809
                                                                                   ============
Net asset value & redemption price per share --
  Class A ($4,300,146/368,759)                                                     $      11.66(a)
                                                                                   ============
Maximum offering price per share --
  Class A ($11.66/0.9425)                                                          $      12.37(b)
                                                                                   ============
Net asset value & offering price per share --
  Class B ($16,364,155/1,417,146)                                                  $      11.55(a)
                                                                                   ============
Net asset value & offering price per share --
  Class C ($4,534,229/392,735)                                                     $      11.55(a)
                                                                                   ============
Net asset value, offering and redemption
  price per share --
  Class Z ($2,338,279/199,907)                                                     $      11.70
                                                                                   ============

COMPOSITION OF NET ASSETS
Capital paid in                                                                    $ 25,295,581
Overdistributed net investment income                                                   (88,397)
Accumulated realized loss                                                               (92,837)
Net unrealized appreciation                                                           2,422,462
                                                                                   ------------
                                                                                   $ 27,536,809
                                                                                   ============

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)  On sales of $50,000 or more the offering price is reduced.


---------------------------------------------------
Statement of Operations
---------------------------------------------------
For the Six Months Ended June 30, 2000 (Unaudited)

INVESTMENT INCOME
Dividends                                                               $   149,978
Interest                                                                     19,589
                                                                        -----------
  Total investment income (net of
  nonreclaimable foreign taxes
  withheld at source which
  amounted to $1,203)                                                       169,567

EXPENSES
Management fee                                    $    75,748
Administrative fee                                     25,249
Service fee -- Class A, Class B, Class C               28,747
Distribution fee -- Class B                            55,287
Distribution fee -- Class C                            16,122
Transfer agent fee                                     25,852
Bookkeeping fee                                        18,000
Trustees fee                                            5,406
Custodian fee                                          13,912
Audit fee                                               6,243
Legal fee                                               3,570
Reports to shareholders                                 9,653
Registration fee                                       22,495
Other                                                   1,980
                                                  -----------
                                                      308,264
                                                  -----------
Fees and expenses waived or
  borne by the Advisor                                (50,300)              257,964
                                                  -----------           -----------
     Net Investment Loss                                                    (88,397)
                                                                        -----------

NET REALIZED & UNREALIZED GAIN ON
PORTFOLIO POSITIONS
Net realized gain                                                           227,974
Net Change in Unrealized Appreciation/
  Depreciation                                                              948,546
                                                                        -----------
     Net Gain                                                             1,176,520
                                                                        -----------
Increase in Net Assets from Operations                                  $ 1,088,123
                                                                        ===========


See notes to financial statements.

----------------------------------
Statement of Changes in Net Assets
----------------------------------


                                               (UNAUDITED)
                                                SIX MONTHS            PERIOD ENDED
                                              ENDED JUNE 30,          DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS                 2000                   1999(a)
----------------------------------------------------------------------------------
Operations:
Net investment loss                            $    (88,397)          $    (62,030)
Net realized gain (loss)                            227,974               (320,811)
Net change in unrealized
  appreciation/depreciation                         948,546              1,473,916
                                               ------------           ------------
  Net Increase from Operations                    1,088,123              1,091,075
Fund Share Transactions:
Receipts for shares sold -- Class A                 770,115              3,835,797
Cost of shares repurchased -- Class A              (358,718)              (270,986)
                                               ------------           ------------
                                                    411,397              3,564,811
                                               ------------           ------------
Receipts for shares sold -- Class B               3,550,051             14,588,835
Cost of shares repurchased -- Class B            (1,520,136)            (1,375,484)
                                               ------------           ------------
                                                  2,029,915             13,213,351
                                               ------------           ------------
Receipts for shares sold -- Class C                 457,912              4,155,190
Cost of shares repurchased -- Class C              (185,847)              (239,118)
                                               ------------           ------------
                                                    272,065              3,916,072
                                               ------------           ------------
Receipts for shares sold -- Class Z                      --              2,700,000
Cost of shares repurchased -- Class Z                    --               (750,000)
                                               ------------           ------------
                                                         --              1,950,000
                                               ------------           ------------
  Net Increase from Fund
  Share Transactions                              2,713,377             22,644,234
                                               ------------           ------------
     Total Increase                               3,801,500             23,735,309

NET ASSETS
Beginning of period                              23,735,309                     --
                                               ------------           ------------
End of period (net of accumulated
net investment loss of $88,397
and none, respectively)                        $ 27,536,809           $ 23,735,309
                                               ------------           ------------

(a)  The Fund commenced operations on March 1, 1999.



                               (UNAUDITED)
                                SIX MONTHS           PERIOD ENDED
                              ENDED JUNE 30,         DECEMBER 31,
NUMBER OF FUND SHARES             2000                 1999(a)
-----------------------------------------------------------------
Sold -- Class A                     68,680              358,222
Repurchased -- Class A             (32,464)             (25,679)
                                ----------           ----------
                                    36,216              332,543
                                ----------           ----------
Sold -- Class B                    317,909            1,366,155
Repurchased -- Class B            (137,092)            (129,826)
                                ----------           ----------
                                   180,817            1,236,329
                                ----------           ----------
Sold -- Class C                     40,847              390,902
Repurchased -- Class C             (16,861)             (22,153)
                                ----------           ----------
                                    23,986              368,749
                                ----------           ----------
Sold -- Class Z                         --              270,000
Repurchased -- Class Z                  --              (70,093)
                                ----------           ----------
                                        --              199,907
                                ----------           ----------


See notes to financial statements.

--------------------------------------------------------------------------------
Notes To Financial Statements
--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

Liberty All-Star Growth and Income Fund (All-Star or the Fund) organized as a Massachusetts business trust in 1998, is an open-end, diversified management investment company. All-Star's investment objective is to seek total investment return, comprised of long term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities. All-Star is managed by Liberty Asset Management Company (the "Manager"). The Manager is a subsidiary of Liberty Financial Companies, Inc., a publicly traded company of which Liberty Mutual Insurance Company is the majority shareholder. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares:
Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Effective February 1, 2000, Class B shares will convert to Class A shares as follows:

ORIGINAL PURCHASE                            CONVERTS TO CLASS A SHARES
-----------------------------------------------------------------------
Less than $250,000                                    8 years
$250,000 to less than $500,000                        4 years
$500,000 to less than $1,000,000                      3 years

Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

The following is a summary of significant accounting policies followed by All-Star in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results, if different, are expected to be immaterial to the net assets of the Fund.

VALUATION OF INVESTMENTS:

Portfolio securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the current bid prices. Over-the-counter securities not quoted on the NASDAQ system are valued on the basis of the mean between the current bid and asked prices on that date. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees. Short-term instruments maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term instruments with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that this does not represent fair value.

PROVISION FOR FEDERAL INCOME TAX:

The Fund qualifies as a "regulated investment company." As a result, a federal income tax provision is not required for amounts distributed to shareholders.

OTHER:

Security transactions are accounted for on the trade date. Interest income and expenses are recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:

All income, expenses (other than Class A, Class B and Class C service fees and Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Per share data is calculated using the average shares outstanding during the period. In addition, Class A, Class B and Class C net investment income per share data reflects the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE:

Under All-Star's Management and Portfolio Management Agreements, All-Star pays the Manager a management fee for its investment management services at an annual rate of 0.60% of All-Star's average net assets. The manager pays each Portfolio Manager other than OpCap Advisors a portfolio management fee at an annual rate of 0.30% of the average net assets of the portion of the investment portfolio managed by it. The agreement with OpCap Advisors provides for a fee of 0.40% per year of the average net assets of the portion of the investment portfolio managed by it. OpCap Advisors has voluntarily agreed, however, to waive any fee in excess of 0.30% until the earlier of March 1, 2002 or the date the total of the Fund's net assets reaches $100 million. Any increase in the fee payable to OpCap Advisors following the expiration of its fee waiver agreement will be borne by the Manager.

ADMINISTRATION FEE:

All-Star pays the Manager an administrative fee for its administrative services at an annual rate of 0.20% of All-Star's average net assets.

BOOKKEEPING FEE:

Colonial Management Associates, Inc., an affiliate of the Manager, provides bookkeeping and pricing services for $36,000 annually plus 0.035% annually of All-Star's average net assets over $50 million.

--------------------------------------------------------------------------------
Notes To Financial Statements (continued)
--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)


TRANSFER AGENT FEE:

Liberty Funds Services, Inc., an affiliate of the Manager, provides shareholder services for a monthly fee equal to 0.236% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Effective January 1, 2000, the Transfer Agent fee was changed to a fee comprised of 0.07% annually of average net assets plus charges based on the number of shareholder accounts and transactions.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:

Liberty Funds Distributor, Inc., a subsidiary of the Manager, is the Fund's principal underwriter. For the six months ended June 30, 2000, the Fund has been advised that the Distributor retained net underwriting discounts of $18,857 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of none, $30,122 and $1,224 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares only. The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS:

The Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.25% annually of the Fund's average net assets.

NOTE 3. SECURITIES TRANSACTIONS

Realized gains and losses are recorded on the identified cost basis for both financial reporting and federal income tax purposes. The cost of investments purchased and the proceeds from investments sold excluding short-term debt obligations for the six months ended June 30, 2000 were $11,021,141 and $8,509,363, respectively.

The Fund may enter into repurchase agreements and require the seller of the instruments to maintain on deposit with the Fund's custodian bank or in the Federal Reserve Book-Entry System securities in the amount at all times equal to or in excess of the value of the repurchase agreement plus accrued interest. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

CAPITAL LOSS CARRYFORWARDS:

At December 31, 1999, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

YEAR OF EXPIRATION                           CAPITAL LOSS CARRYFORWARD
----------------------------------------------------------------------
     2007                                            $ 84,000
                                                     --------

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

NOTE 4. DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

NOTE 5. LINE OF CREDIT

The Fund may borrow up to 33 1/3 % of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%. (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended June 30, 2000.

NOTE 6. OTHER RELATED PARTY TRANSACTIONS

At June 30, 2000, LAMCO owned 3%, 3%, and 100% of the Fund's outstanding Class A, Class C and Class Z shares, respectively. June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:


                                                                                          (UNAUDITED)
                                                                              SIX MONTHS ENDED JUNE 30, 2000
                                                                    CLASS A        CLASS B       CLASS C       CLASS Z
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $   11.150    $    11.090    $   11.080    $   11.170
                                                                  ----------    -----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)(b)                                   (0.009)        (0.051)       (0.051)        0.005
Net realized and unrealized gain                                       0.519          0.511         0.521         0.525
                                                                  ----------    -----------    ----------    ----------
  Total from Investment Operations                                     0.510          0.460         0.470         0.530
                                                                  ----------    -----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD                                    $   11.660    $    11.550    $   11.550    $   11.700
                                                                  ==========    ===========    ==========    ==========
Total return (c)(d)(e)                                                  4.57%          4.15%         4.24%         4.74%
                                                                  ==========    ===========    ==========    ==========
RATIOS TO AVERAGE NET ASSETS
Expenses (f)(g)                                                         1.50%          2.25%         2.25%         1.25%
Fees and expenses waived or borne by the Advisor (f)(g)                 0.40%          0.40%         0.40%         0.40%
Net investment income (loss) (f)(g)                                    (0.17)%        (0.92)%       (0.92)%        0.08%
Portfolio turnover (e)                                                    34%            34%           34%           34%
Net assets at end of period (000)                                 $    4,300    $    16,364    $    4,534    $    2,338

(a) Net of fees and expenses waived or borne by the
    Advisor which amounted to:                                    $    0.022    $     0.022    $    0.022    $    0.022
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(g) Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                           PERIOD ENDED DECEMBER 31, 1999 (b)
                                                              CLASS A           CLASS B          CLASS C          CLASS Z
----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                        $   10.000       $    10.000       $   10.000       $   10.000
                                                            ----------       -----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)(c)                             (0.003)           (0.071)          (0.071)           0.019
Net realized and unrealized gain                                 1.153             1.161            1.151            1.151
                                                            ----------       -----------       ----------       ----------
Total from Investment Operations                                 1.150             1.090            1.080            1.170
                                                            ----------       -----------       ----------       ----------
NET ASSET VALUE, END OF PERIOD                              $   11.150       $    11.090       $   11.080       $   11.170
                                                            ==========       ===========       ==========       ==========
Total return (d)(e)(f)                                           11.50%            10.90%           10.80%           11.70%
                                                            ==========       ===========       ==========       ==========
RATIOS TO AVERAGE NET ASSETS
Expenses (g)(h)                                                   1.50%             2.25%            2.25%            1.25%
Fees and expenses waived or borne by the Advisor (g)(h)           1.69%             1.69%            1.69%            1.69%
Net investment income (loss) (g)(h)                              (0.03)%           (0.78)%          (0.78)%           0.22%
Portfolio turnover (f)                                              68%               68%              68%              68%
Net assets at end of period (000)                           $    3,708       $    13,706       $    4,087       $    2,234

(a) Net of fees and expenses waived or borne by the
    Advisor which amounted to:                              $    0.150       $     0.150       $    0.150       $    0.150
(b) The Fund commenced investment operations on March 1, 1999. Per share data reflects activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Annualized.

TRUSTEES & TRANSFER AGENT

--------------------------------------------------------------------------------

ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange, Inc.)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Park Avenue Equity Partners, (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JOHN J. NEUHAUSER
Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)




--------------------------------------------------------------------------------

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty All-Star Growth & Income Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty All-Star Growth & Income Fund.This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.


SEMIANNUAL REPORT:
LIBERTY ALL-STAR GROWTH & INCOME FUND

--------------------------------------------------------------------------------
Choose Liberty
--------------------------------------------------------------------------------

BECAUSE NO SINGLE INVESTMENT MANAGER CAN BE ALL THINGS TO ALL INVESTORS.(SM)

--------------------------------------------------------------------------------
                                     LIBERTY
        ---------------------------------------------------------------
                                      FUNDS

ALL-STAR Institutional money management approach for individual investors.

COLONIAL            Fixed income and value style equity investing.

CRABBE HUSON        A contrarian approach to fixed income and equity investing.

NEWPORT             A leader in international investing.(SM)

STEIN ROE ADVISOR   Innovative solutions for growth and income investing.

KEYPORT             A leading provider of innovative annuity products.
--------------------------------------------------------------------------------

Liberty's mutual funds are offered by prospectus through Liberty Funds Distributor, Inc.

BEFORE YOU INVEST, CONSULT YOUR FINANCIAL ADVISOR.

Your financial advisor can help you develop a long-term plan for reaching your financial goals.


--------------------------------------------------------------------------------
LIBERTY ALL-STAR GROWTH & INCOME FUND semiannual report
--------------------------------------------------------------------------------

                              [LIBERTY FUNDS LOGO]
        ALL-STAR - COLONIAL - CRABBE HUSON - NEWPORT - STEIN ROE ADVISOR

Liberty Funds Distributor, Inc. (c)2000
One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
www.libertyfunds.com

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                                                707-03/361C -0700 (8/00) 00/1396